UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 9, 2023
Date of Report (Date of earliest event reported)

Commission File Number
Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Address of principal executive offices
Registrant’s telephone number, including area code
IRS Employer Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY (An Iowa Corporation) 666 Grand Avenue , Suite 500 Des Moines , Iowa 50309-2580 515 - 242-4300	94-2213782

001-37591	EASTERN ENERGY GAS HOLDINGS, LLC (A Virginia Limited Liability Company) 6603 West Broad Street Richmond, Virginia 23230 804-613-5100	46-3639580
N/A

(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of each registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None
EASTERN ENERGY GAS HOLDINGS, LLC	None
Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On July 9, 2023, Berkshire Hathaway Energy Company (“BHE”), an Iowa corporation, and Eastern MLP Holding Company II, LLC (the “Buyer”), a Virginia limited liability company and an indirect wholly owned subsidiary of BHE, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Dominion Energy, Inc. (“DEI”), a Virginia corporation, and DECP Holdings, Inc. (the “Seller”), a Virginia corporation and an indirect wholly owned subsidiary of DEI, providing for the Buyer’s purchase (the “Transaction”) of the Seller’s 50% limited partnership interests of Cove Point LNG, LP (“Cove Point”) for a purchase price of $3.3 billion in cash, plus the pro rata portion of any quarterly distribution made by Cove Point for the fiscal quarter in which the Transaction closes. BHE expects to fund the purchase price with cash on hand, including cash realized from the liquidation of certain investments. The Transaction has been approved by the boards of directors of BHE and DEI or their relevant committees. Upon the completion of the Transaction, the Buyer will own an aggregate of 75% of the limited partnership interests, and its affiliate, Cove Point GP Holding Company, LLC, a Delaware limited liability company, will continue to own 100% of the general partnership interests, of Cove Point. The Buyer is a wholly owned subsidiary of Eastern Energy Gas Holdings, LLC (“EEGH”), which is a wholly owned subsidiary of BHE GT&S, LLC, an indirect wholly owned subsidiary of BHE.
The Purchase Agreement contains customary representations, warranties, covenants related to the Transaction. BHE and the Buyer, on the one hand, and DEI and the Seller, on the other hand, have agreed to indemnify the other parties for losses arising from certain breaches of representations, warranties and covenants contained in the Purchase Agreement, subject to certain limitations. The completion of the Transaction is subject to customary closing conditions, including without limitation (i) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the filing of a notification with the U.S. Department of Energy and the expiration of any applicable period and (iii) the accuracy of the representations and warranties and compliance by the parties in all material respects with their respective obligations under the Purchase Agreement. The Transaction is expected to close by year-end
2023, subject to satisfaction of the foregoing conditions, among other things. The Transaction is not subject to a financing condition.
The Purchase Agreement provides that BHE and the Buyer, and DEI and the Seller, respectively, may terminate the Purchase Agreement under certain circumstances, including (i) by mutual written consent of the parties; (ii) by either party if the Transaction is not consummated on or before December 31, 2023, subject to extension for an additional three-month period if the parties have not received the applicable regulatory approvals and all of the other conditions to closing have been satisfied or waived; (iii) by either party for certain breaches of the Purchase Agreement; (iv) by either party for the other party’s failure to consummate the Transaction within three business days after all of the conditions to close have been satisfied or waived; and (v) by either party if any governmental authority has issued a final, non-appealable
ruling, decree, judgment or injunction enjoining, restraining, preventing or prohibiting the transactions. In the event the Seller or DEI terminates the Purchase Agreement under clause (iii) or (iv) in the forgoing sentence, BHE will pay to the Seller a termination fee of $150 million.
The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed with BHE’s and EEGH’s Quarterly Report on Form
10-Q
for the quarter ended September 30, 2023. The filing of the Purchase Agreement as an exhibit to the
Form 10-Q
is not intended to provide any other factual information about BHE, the Buyer, DEI, the Seller or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Purchase Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public
information); and (iv) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification, and information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in BHE’s and EEGH’s public disclosures.

Item 8.01	Other Events.
On July 10, 2023, BHE issued a press release announcing the Transaction, a copy of which is filed as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of Berkshire Hathaway Energy Company dated July 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
Forward-Looking Statements
This report (including exhibits) contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and include, but are not limited to, any statements relating to the Transaction. Forward looking statements can typically be identified by the use of forward-looking words, such as “will,” “may,” “anticipate,” “intend” and similar terms. These statements are based upon BHE’s and EEGH’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of BHE and EEGH and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, considerations that may be disclosed from time to time in BHE’s and EEGH’s filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents. BHE and EEGH undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. The foregoing factors should not be construed as exclusive.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY

Date: July 10, 2023

/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

EASTERN ENERGY GAS HOLDINGS, LLC

Date: July 10, 2023

/s/ Scott C. Miller
Scott C. Miller
Vice President, Chief Financial Officer and Treasurer

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